Exhibit 10

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION, INC.

MOORE-LANGEN PRINTING COMPANY, INC.

FEDERAL MARKETING CORP.

Dated as of:  November 9, 2006

Citizens Bank of Massachusetts (successor

to State Street Bank and Trust Company),
Individually and as Agent

28 State Street

Boston, Massachusetts  02109

KeyBank National Association

One Canal Place

Portland, Maine  04101

Sovereign Bank (a federal savings bank)

75 State Street

Boston, Massachusetts  02109

JPMorgan Chase Bank, N.A.

2 Corporate Drive, 7th Floor

Shelton, CT  06484

Wells Fargo Bank, N.A.

One Boston Place

Boston, Massachusetts  02108

RBS Securities Corporation,
As Joint Lead Arranger and Joint Book Runner

28 State Street - 13th Floor
Boston, Massachusetts  02109

J. P. Morgan Securities Inc.,
As Joint Lead Arranger and Joint Book Runner

270 Park Avenue, 5th Floor

New York City, New York  10017

Re:          Amendment No. 4 to Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003 (as amended, the “Agreement”), among COURIER CORPORATION, COURIER COMPANIES, INC., COURIER FOREIGN SALES CORPORATION LIMITED, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., BOOK-MART PRESS, INC., DOVER PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC. and FEDERAL MARKETING CORP. (each a “Borrower” and collectively the “Borrowers”), CITIZENS BANK OF MASSACHUSETTS, in its capacity as a Bank (“Citizens”), SOVEREIGN BANK, in its capacity as a Bank (“Sovereign”), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank (“Key”), JPMORGAN CHASE BANK, N.A., in its capacity as a Bank (“JPM”) and WELLS FARGO BANK, N.A. in its capacity as a Bank (“Wells Fargo”; and together with Citizens, Sovereign, Key and JPM, the “Banks”), and CITIZENS BANK OF MASSACHUSETTS, in its capacity as agent for the Banks (the “Agent”), RBS SECURITIES CORPORATION, in its capacity as Joint Lead Arranger and Joint Book Runner, and J. P. MORGAN SECURITIES INC., in its capacity as Joint Lead Arranger and Joint Book Runner.

Terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

We have requested you to make certain amendments to the Agreement.  You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Effective as of November 9, 2006, the Agreement is amended as follows:

(a)           The term “Loan Documents” shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment, the Citizens Second Amended and Restated Revolving Credit Note, the Key Second Amended and Restated Revolving Credit Note, the Sovereign Second Amended and Restated Revolving Credit Note, the JPM Revolving Credit Note, the Wells Fargo Revolving Credit Note and the Citizens Amended and Restated Swing Line Note (each as defined below).

(b)           Section 1.1.18 of the Agreement is amended to read in its entirety as follows:

“1.1.18 “Commitment Percentage” means, with respect to the Revolving Credit Commitment and the Swing Line Commitment, (i) in relation to Citizens 20%, (ii) in relation to Key 20%, (iii) in relation to Sovereign 20%, (iv) in relation to JPM 20% and (v) in relation to Wells Fargo 20%, as each may be adjusted from time to time in accordance with Section 2.9 or Section 10.10.”

(c)           Section 1.1.63 of the Agreement is amended to read in its entirety as follows:

“1.1.63  “Revolving Loan Maturity Date” means March 31, 2011.”

(d)           Section 1.1.64 of the Agreement is amended to read in its entirety as follows:

“1.1.64  “Revolving Loan Maximum Amount” means $100,000,000.  The Revolving Loan Maximum Amount may be decreased pursuant to Section 2.3 or increased pursuant to Section 2.9.”

(e)           A new Section 2.9 is hereby added to the Agreement which shall be as follows:

“2.9.  Increase in Revolving Loan Maximum Amount.

2.9.1  Request for Increase.  Provided (i) there exists neither an Event of Default nor any condition which would, with notice or the lapse of time, or both, constitute an Event of Default, (ii) the Borrowers have delivered to the Agent evidence that the increase contemplated by this Section 2.9 has been duly authorized by all necessary corporate action, and (iii) the

Borrowers have delivered to the Agent a legal opinion of in-house or special counsel with respect to the due authorization of the increase contemplated by this Section 2.9, then, upon notice to the Agent (which shall promptly notify the Banks), the Borrowers may from time to time request an increase in the Revolving Loan Maximum Amount by an amount not exceeding $100,000,000 in the aggregate for all such requests.  At the time of sending such notice, the Borrowers (in consultation with the Agent) shall specify the time period within which each Bank is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Banks).

2.9.2  Bank Elections to Increase.  Each Bank shall notify the Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its Commitment Percentage of such requested increase.  Any Bank not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment.

2.9.3  Notification by Agent; Additional Banks.  The Agent shall notify the Borrowers and each Bank of the Banks’ responses to each request made hereunder.  In the event that the aggregate amount of the increases agreed to by the Banks (including those Banks willing to agree to an increase in their Revolving Credit Commitments in amounts greater than their Commitment Percentages) is less than the amount of increase requested by the Borrowers, then, to achieve the full amount of the requested increase, additional financial institutions approved by the Agent and the Borrowers may become Banks pursuant to a joinder agreement in form and substance satisfactory to the Agent and its counsel and by Courier and its counsel on behalf of the Borrowers.

2.9.4  Effective Date and Allocations.  If the Revolving Loan Maximum Amount is increased in accordance with this Section 2.9, the Agent and the Borrowers shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase.  The Agent shall promptly notify the Borrowers and the Banks of the final allocation of such increase and the Increase Effective Date.

2.9.5  Conditions to Effectiveness of Increase.  As a condition precedent to such increase, each Borrower shall deliver to the Agent a certificate of such Borrower, dated as of the Increase Effective Date (in sufficient copies for each Bank), signed by the chief financial officer or treasurer of such Borrower, (i) certifying and attaching the resolutions adopted by such entity approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section 3 of the Agreement, and the representations and warranties in each other Loan Document, are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) neither an Event of Default nor any condition, which would, with notice or the lapse of time, or both, constitute an Event of Default, exists.”

(f)            Exhibits A-1 and A-2 to the Agreement are each hereby amended and restated as set forth on Annex 1 and Annex 2, respectively.

(g)           The Borrowers have informed the Agent and the Banks that Massachusetts National Publishing Business Trust was terminated as of June 30, 2004.  Accordingly, MNPBT is no longer a Subsidiary and the term “Borrower” or “Borrowers” shall no longer be deemed to also mean and include MNPBT.  Further, Exhibit F to the Agreement is amended by deleting therefrom all references to MNPBT.

ARTICLE II

AMENDMENT TO NOTES

Effective as of November 9, 2006, each of the Revolving Credit Notes in favor of Citizens, Key and Sovereign is amended and restated in its entirety, each substantially in the form attached hereto as Annex 1, with appropriate insertions (respectively, the “Citizens Second Amended and Restated Revolving Credit Note”, the “Key Second Amended and Restated Revolving Credit Note” and the “Sovereign Second Amended and Restated Revolving Credit Note”).  In addition, the Swing Line Note in favor of Citizens is amended and restated in its entirety, substantially in the form attached hereto as Annex 2 (the “Citizens Amended and Restated Swing Line Note”).  Further, the Borrowers are issuing separate Revolving Credit Notes in favor of each of JPM and Wells Fargo, each substantially in the form attached hereto as Annex 3, with appropriate insertions (respectively, the “JPM Revolving Credit Note” and the “Wells Fargo Revolving Credit Note”).

ARTICLE III

CONDITIONS PRECEDENT TO AMENDMENT NO. 4

This Amendment shall become and be effective as of the date hereof, but only if the Agent shall have received the following documents in form and substance satisfactory to the Agent and each Bank and duly executed and delivered by the parties thereto:

(a)           this Amendment;

(b)           the Citizens Second Amended and Restated Revolving Credit Note, the Key Second Amended and Restated Revolving Credit Note and the Sovereign Second Amended and Restated Revolving Credit Note;

(c)           the Citizens Amended and Restated Swing Line Note; and

(d)           the JPM Revolving Credit Note and the Wells Fargo Revolving Credit Note.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrowers jointly and severally represent and warrant to you as follows:

(a)           Representations in Agreement.  Each of the representations and warranties made by the Borrowers in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

(b)           No defaults or Events of Default.  No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

(c)           Binding Effect of Documents.  This Amendment and each of the Citizens Second Amended and Restated Revolving Credit Note, the Key Second Amended and Restated Revolving Credit Note, the Sovereign Second Amended and Restated Revolving Credit Note, the JPM Revolving Credit Note, the Wells Fargo Revolving Credit Note and the Citizens Amended and Restated Swing Line Note has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein and therein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

ARTICLE V

MISCELLANEOUS

This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

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If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

Very truly yours,

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION

  LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

  COMPANY, INC.

FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title: Vice President and Treasurer

[Signature Page to Amendment No. 4]

The foregoing Amendment is hereby accepted by the undersigned as of November 9, 2006.

The Banks:

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Michael D. Elwell
Name: Michael D. Elwell
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Everett
Name: John Everett
Title: Vice President

SOVEREIGN BANK (a federal savings bank)

By:	/s/ Penny Garver
Name: Penny Garver
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ D. Scott Farquhar
Name: D. Scott Farquhar
Title: Vice President

WELLS FARGO BANK, N.A.

By:	/s/ David M. Crane
Name: David M. Crane
Title: Vice President

[Signature Page to Amendment No. 4]

The Agent:

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Michael D. Elwell
Name: Michael D. Elwell
Title: Vice President

The Joint Lead Arrangers and Joint Book Runners:

RBS SECURITIES CORPORATION

By:	/s/ James C. Gregg
Name: James C. Gregg
Title: Senior Vice President

J. P. MORGAN SECURITIES INC.

By:	/s/ Peter G. DeMaria
Name: Peter G. DeMaria
Title: Managing Director

[Signature Page to Amendment No. 4]

Annex 1

SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of                                   (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

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Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

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have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

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IN WITNESS WHEREOF, this SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION

  LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

  COMPANY, INC.

FEDERAL MARKETING CORP.

By:
Name: Lee Cochrane
Title: Vice President and Treasurer

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Annex 2

AMENDED AND RESTATED SWING LINE NOTE

$15,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of CITIZENS BANK OF MASSACHUSETTS (successor to State Street Bank & Trust Company) (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of swing line loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

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Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003 among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Swing Line Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Citizens Bank of Massachusetts located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

2-2

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

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IN WITNESS WHEREOF, this AMENDED AND RESTATED SWING LINE NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION

  LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

  COMPANY, INC.

FEDERAL MARKETING CORP.

By:
Name: Lee Cochrane
Title: Vice President and Treasurer

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Annex 3

REVOLVING CREDIT NOTE

$20,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of                                            (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of TWENTY MILLION DOLLARS ($20,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the

3-1

Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will have an obligation to prepay principal of this Note upon the terms contained in the Credit

3-2

Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

3-3

IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION

  LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

  COMPANY, INC.

FEDERAL MARKETING CORP.

By:
Name: Lee Cochrane
Title: Vice President and Treasurer

3-4

SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of CITIZENS BANK OF MASSACHUSETTS (successor to State Street Bank and Trust Company) (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

1

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

2

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

3

IN WITNESS WHEREOF, this SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES

CORPORATION LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

COMPANY, INC.

FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title: Vice President and Treasurer

4

SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of KEYBANK NATIONAL ASSOCIATION (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

1

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

2

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

3

IN WITNESS WHEREOF, this SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES

CORPORATION LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

COMPANY, INC.

FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title: Vice President and Treasurer

4

SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of SOVEREIGN BANK (a federal savings bank) (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

1

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

2

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

3

IN WITNESS WHEREOF, this SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES

CORPORATION LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

COMPANY, INC.

FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title: Vice President and Treasurer

4

AMENDED AND RESTATED SWING LINE NOTE

$15,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of CITIZENS BANK OF MASSACHUSETTS (successor to State Street Bank & Trust Company) (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of swing line loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

1

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003 among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Swing Line Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Citizens Bank of Massachusetts located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will have an

2

obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

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IN WITNESS WHEREOF, this AMENDED AND RESTATED SWING LINE NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES

CORPORATION LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

COMPANY, INC.

FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title: Vice President and Treasurer

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REVOLVING CREDIT NOTE

$20,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of JPMORGAN CHASE BANK, N.A. (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of TWENTY MILLION DOLLARS ($20,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

1

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

2

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

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IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION

  LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

  COMPANY, INC.

FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title: Vice President and Treasurer

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REVOLVING CREDIT NOTE

$20,000,000	Boston, Massachusetts
November 9, 2006

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of WELLS FARGO BANK, N.A. (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of TWENTY MILLION DOLLARS ($20,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2011, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

1

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)           “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)           “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)           “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)           “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

2

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

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IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION

  LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION,  INC.

MOORE-LANGEN PRINTING

  COMPANY, INC.

FEDERAL MARKETING CORP.

By:	/s/ Lee Cochrane
Name: Lee Cochrane
Title: Vice President and Treasurer

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